UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2018

Managed Duration Investment Grade Municipal Fund

(Exact Name of Issuer as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	811-21359 (Commission File Number)	38-3684453 (I.R.S. Employer Identification Number)

200 Park Avenue
New York, New York	10166
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-1800

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☐

Item 8.01	Other Events.

The Board of Trustees (the “Board”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) has approved a change of the Fund’s fiscal year end from July 31 to March 31. The Board and the Fund’s investment adviser, Cutwater Investor Services Corp. (“the Adviser”), believe that there will be significant benefits to consolidating the Fund’s fiscal year end with that of another closed-end fund managed by the Adviser, including, among other benefits, significant increases in efficiencies for the Fund, the Board and the Adviser. In connection with the change to its fiscal year end, the Fund expects to hold the next annual meeting of shareholders on June 14, 2018, which differs from the date that was contemplated in the Fund’s proxy statement for its most recent annual meeting of shareholders. This date is subject to change by the Board.

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2018 must be received by the Fund no earlier than February 23, 2018 and no later than March 16, 2018. All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2018 must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than March 16, 2018. If a shareholder who wishes to present a proposal fails to notify the Fund by these dates, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at 200 Park Avenue, 7th Floor, New York, NY 10166 the principal executive offices of the Fund.

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

Date: February 23, 2018	By:	/s/ Thomas E. Stabile
Name: Thomas E. Stabile Title: Treasurer